UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2006

Date of Report (Date of earliest event reported)

USI Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Pleasantville Road, Suite 160 South

Briarcliff Manor, NY 10510

(Address of principal executive offices)

(914) 749-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On October 18, 2006, USI Services Corporation, a Delaware Corporation (“USI”) and a wholly owned subsidiary of USI Holdings Corporation (“USI Holdings”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among USI, Kibble & Prentice Holding Company, a Washington corporation (“K&P”), Distribution Partners Investment Capital, L.P., a Delaware limited partnership, The Arlen I. Prentice LLC, a Washington limited liability company, Arlen I. Prentice, Christopher J. Prentice, David F. Ross, Ellen R.M. Boyer, and James J. Doud, as Stockholder Representative (as defined in the Merger Agreement).  Pursuant to the Merger Agreement, Hurley, Atkins & Stewart, Inc. (USI’s Seattle operation), a wholly owned subsidiary of USI, or such other affiliate of USI as USI may designate, will merge with and into K&P, with K&P continuing as the surviving corporation (the “Merger”).  The consideration to be paid in connection with the Merger is (i) $83,000,000, subject to certain adjustments, if any and (ii) earn-out payments, if any, over a three year period based on growth and attainment of certain EBITDA (as defined in the Merger Agreement) thresholds and subject to certain indemnification obligations of the stockholders.  Such adjustments and earn-out payments are more fully described in the Merger Agreement.  USI Holdings expects the Merger to close in the fourth quarter of 2006.

The Merger Agreement is subject to closing conditions, including expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval of the Merger by the K&P stockholders.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On October 18, 2006, USI Holdings announced that it had entered into the Merger Agreement by press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

10.1

Agreement and Plan of Merger dated October 18, 2006 by and among USI Services Corporation, Kibble & Prentice Holding Company, certain Stockholders of Kibble & Prentice Holding Company and James J. Doud, as Stockholder Representative.

99.1	Press Release, dated October 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006

USI HOLDINGS CORPORATION

By:	/s/ ERNEST J. NEWBORN, II
Name: Ernest J. Newborn, II Title: Senior Vice President, General Counsel and Secretary